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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):  July 18, 2001



                          READING ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)


           Nevada                         333-13413                     23-2859312
(State or other jurisdiction       (Commission File Number)          (I.R.S. Employer
       of incorporation)                                           Identification Number)


550 South Hope Street, Suite 1825, Los Angeles, California                 90071
       (Address of principal executive offices)                          (Zip Code)


     Registrant's telephone number, including area code:   (213) 239-0555



                                      N/A
                      ___________________________________

         (Former name or former address, if changed since last report)

                                       1
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ITEM 5  OTHER EVENTS.

     On July 18, 2001, Citadel Holding Corporation, Craig Corporation and Reading Entertainment, Inc. entered into an Agreement in Principle to consolidate Craig and Reading with Citadel. A copy of the signed Agreement in Principle and of the joint press release announcing the proposed consolidation are included as exhibits to this Report and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) The following exhibits are included with this Report:

     10. Agreement in Principle, dated July 18, 2001, among Citadel Holding Corporation, Craig Corporation and Reading Entertainment, Inc.

     99. Joint Press Release issued July 19, 2001 by Citadel Holding Corporation, Craig Corporation and Reading Entertainment, Inc.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Reading Entertainment, Inc.



Date:  July 19, 2001          By:        /s/ Andrzej J. Matyczynski
                                 -----------------------------------
                                         Andrzej J. Matyczynski
                                         Chief Financial Officer